EXHIBIT 10.3


                               EXHIBIT A-5 TO THE


                          DECLARATION OF CONDOMINIUM OF


                      FORTUNE HOUSE - FORT LAUDERDALE BEACH


                        CONDOMINIUM HOTEL, A CONDOMINIUM

                     ---------------------------------------


                                     BYLAWS

EXHIBIT 10.3                    TABLE OF CONTENTS
                                   (continued)
                                                                      Page


1.       IDENTITY.........................................................1

         1.1      Principal Office........................................1

         1.2      Fiscal Year.............................................1

         1.3      Seal....................................................1

2.       DEFINITIONS......................................................1

3.       MEMBERS..........................................................1

         3.1      Annual Meeting..........................................1

         3.2      Special Meetings........................................1

         3.3      Notice of Meeting; Waiver of Notice.....................2

         3.4      Quorum..................................................2

         3.5      Voting..................................................3

         3.6      Proxies.................................................3

         3.7      Adjourned Meetings......................................4

         3.8      Order of Business.......................................4

         3.9      Minutes of Meeting......................................5

         3.10     Action Without a Meeting................................5

4.       DIRECTORS........................................................5

         4.1      Membership..............................................5

         4.2      Election of Directors...................................5

         4.3      Vacancies and Removal...................................6

         4.4      Term....................................................8

         4.5      Organizational Meeting..................................8

         4.6      Regular Meetings........................................9

         4.7      Special Meetings........................................9

         4.8      Waiver of Notice.......................................10

         4.9      Quorum.................................................10

         4.10     Adjourned Meetings.....................................10

         4.11     Joinder in Meeting by Approval of Minutes..............10

         4.12     Presiding Office.......................................10

EXHIBIT 10.3                    TABLE OF CONTENTS
                                   (continued)
                                                                      Page

         4.13     Order of Business......................................10

         4.14     Minutes of Meetings....................................11

         4.15     Executive Committee; Other Committees..................11

         4.16     Proviso................................................12

5.       POWERS AND DUTIES...............................................15

6.       OFFICERS........................................................17

         6.1      Executive Officers.....................................17

         6.2      President..............................................18

         6.3      Vice-President.........................................18

         6.4      Secretary..............................................18

         6.5      Treasurer..............................................18

         6.6      Other..................................................18

         6.7      Developer Appointees...................................18

7.       COMPENSATION....................................................19

8.       RESIGNATIONS....................................................19

9.       FISCAL MANAGEMENT...............................................19

         9.1      Budget.................................................19

         9.2      Assessments............................................21

         9.3      Assessments for Emergencies............................21

         9.4      Late Assessments.......................................22

         9.5      Depository.............................................22

         9.6      Acceleration of Installments Upon Default..............22

         9.7      Enforcement of Assessments.............................22

         9.8      Fidelity Bonds.........................................22

         9.9      Accounting Records and Reports.........................23

         9.10     Application of Payment.................................24

         9.11     Notice of Meetings.....................................24

         9.12     Limitation.............................................24

10.      ROSTER OF UNIT OWNERS...........................................24

11.      PARLIAMENTARY RULES.............................................24

EXHIBIT 10.3                    TABLE OF CONTENTS
                                   (continued)
                                                                      Page

12.      AMENDMENTS......................................................24

         12.1     Notice.................................................24

         12.2     Adoption...............................................24

         12.3     Proviso................................................25

         12.4     Execution and Recording................................25

13.      RULES AND REGULATIONS...........................................25

14.      CONSTRUCTION....................................................25

15.      CAPTIONS........................................................25

16.      OFFICIAL RECORDS................................................25

17.      MANDATORY NONBINDING ARBITRATION................................27

EXHIBIT 10.3

                                    BYLAWS OF
                FORTUNE HOUSE - FORT LAUDERDALE BEACH CONDOMINIUM
                                ASSOCIATION, INC.

  A corporation not for profit organized under the laws of the State of Florida
  -----------------------------------------------------------------------------

1. Identity. These are the Bylaws of Fortune House - Fort Lauderdale Beach Condominium Association, Inc. (the "Association"), a corporation not for profit incorporated under the laws of the State of Florida, and organized for the purpose of administering that certain condominium located in Broward County, Florida, and known as Fortune House - Fort Lauderdale Beach Condominium Hotel, a Condominium (the "Condominium").

         1.1 Principal Office. The principal office of the association shall be at 2601 South Bayshore Drive, Ninth Floor, Miami, Florida 33133, or at such other place as may be subsequently designated by the Board of Directors. All books and records of the Association shall be kept in Broward County, Florida, or at such other place as may be permitted by the Act from time to time.

         1.2 Fiscal Year. The fiscal year of the Association shall be the calendar year. However, the Board of Directors of the Association is expressly authorized, whenever it deems advisable, to change to a different fiscal year.

         1.3 Seal. The seal of the Association shall bear the name of the corporation, the word "Florida," the words "Corporation Not for Profit," and the year of incorporation.

2. Definitions. For convenience, these Bylaws shall be referred to as the "Bylaws" and the Articles of Incorporation of the Association as the "Articles." The other terms used in these Bylaws shall have the same definition and meaning as those set forth in the Declaration for the Condominium, unless herein provided to the contrary, or unless the context otherwise requires.

3.       Members.

         3.1 Annual Meeting. The annual members' meeting shall be held on the date, at the place and at the time determined by the Board of Directors from time to time, provided that there shall be an annual meeting every calendar year and, in no event, no later than twelve (12) months after the last preceding annual meeting. The purpose of the meeting shall be, except as provided herein to the contrary, to elect directors and to transact any other business authorized to be transacted by the members, or as stated in the notice of the meeting sent to Unit Owners in advance thereof. Unless changed by the Board of Directors, the first annual meeting shall be held on April 1 of the following year in which the Declaration is filed.

         3.2 Special Meetings. Special members' meeting shall be held at such places as provided herein for annual meetings, and may be called by the President or by a majority of the Board of Directors of the Association, and must be called by the

EXHIBIT 10.3

                  President or Secretary upon receipt of a written request from a majority of the members of the Association. The business conducted at a special meeting shall be limited to that stated in the notice of the meeting. Special meetings may also be called by Unit Owners in the manner provided for in the Act, including, but not Limited to, the following: (i) a special meeting of the Unit Owners for purposes of recalling a member or members of the Board of Directors, in accordance with
                  Section 718.112(2) of the Act, may be called by 10% of the voting interests giving notice of the special meeting as required for a meeting of unit owners, and (ii) such special meeting as provided for in Article 9 of these Bylaws.

         3.3 Notice of Meeting; Waiver of Notice. Notice of a meeting of members, specifically incorporating an identification of agenda items, stating the time and place and purpose(s) for which the meeting is called, shall be given by the President or Secretary. A copy of the notice shall be posted at a conspicuous place on the Condominium Property at least fourteen (14) continuous days preceding the annual meeting. The notice of the annual meeting shall be sent by mail to each Unit Owner, unless the Unit Owner waives in writing the right to receive notice of the annual meeting by mail. The delivery or mailing shall be to the address of the member as it appears on the roster of members. The posting and mailing of the notice shall be effected not less than fourteen (14) days, nor more than sixty (60) days, prior to the date of the meeting. Proof of posting shall be given by affidavit, and proof of mailing of the notice shall be given by affidavit or the retention of a post office certificate of mailing.

                  Notice of specific meetings may be waived before or after the meeting and the attendance of any member (or person authorized to vote for such member) shall constitute such member's waiver of notice of such meeting, except when his (or his authorized representative's) attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called.

                  An officer of the Association shall provide an affidavit, to be included in the official records of the Association, affirming that notices of the Association meeting were mailed or hand delivered in accordance with this Section and Section 718.112(2)(d) of the Act, to each Unit Owner at the address last furnished to the Association. No other proof of notice of a meeting shall be required.

                  Any Unit Owner may tape record or videotape meetings of the members and may speak at such meetings with reference to all designated agenda items subject, however, to Board rules.

         3.4 Quorum. A quorum at members' meetings shall be attained by the presence, either in person or by proxy, of persons entitled to cast in excess of 33-1/3% of the votes of the "Units".


         3.5      Voting.

EXHIBIT 10.3

                  (a) Number of Votes. Except as provided in Paragraph 3.10 hereof, and except when the vote is to be determined by a percentage of shares of ownership in the Condominium (as contemplated in specific portions of the Declaration), in any meeting of members, the Owners of Units shall be entitled to cast one vote for each Unit owned. The vote of a Unit shall not be divisible.

                  (b) Majority Vote. The acts approved by a majority of the votes present in person or by proxy at a meeting at which a quorum shall have been attained shall be binding upon all Unit Owners for all purposes, except where otherwise provided by law, the Declaration, the Articles or these Bylaws. As used in these Bylaws, the Articles or the Declaration, the terms "majority of the Unit Owners" and "majority of the members" shall mean a majority of the members themselves and shall further mean more than 50% of the then total authorized votes present in person or by proxy and voting at any meeting of the Unit Owners at which a quorum shall have been attained. Similarly, if some greater percentage of members is required herein or in the Declaration or Articles, it shall mean such greater percentage of the votes of members and not of the members themselves.

                  (c) Voting Member. If a Unit is owned by one person, the right to vote shall be established by the roster of members. If a Unit is owned by more than one person, those persons (including husbands and wives) shall decide among themselves as to who shall cast the vote of the Unit. In the event that those persons cannot so decide, no vote shall be cast. A person casting a vote for a Unit shall be presumed to have the authority to do so unless the President or the Board of Directors is otherwise notified. If a Unit is owned by a corporation, the person entitled to cast the vote for the Unit shall be designated by a certificate signed by an appropriate officer of the corporation and filed with the Secretary of the Association. Such person need not be a Unit Owner. Those certificates shall be valid until revoked or until superseded by a subsequent certificate or until a change in the ownership of the Unit concerned. A certificate designating the person entitled to cast the vote for a Unit may be revoked by any record owner of an undivided interest in the Unit. If a certificate designating the person entitled to cast the vote for a Unit for which such certificate is required is not on file or has been revoked, the vote attributable to such Unit shall not be considered in determining whether a quorum is present, nor for any other purpose, and the total number of authorized votes in the Association shall be reduced accordingly until such certificate is filed.

         3.6 Proxies. Votes may be cast in person or by limited proxy. A proxy may be made by any person entitled to vote, but shall only be valid for the specific meeting for which originally given and any lawfully adjourned meetings thereof. All proxies must be filed with the Secretary before the appointed time of each meeting and such proxy shall be valid only for the particular meeting designated in the proxy and any lawfully adjourned meeting thereof. In no event shall any proxy be valid

EXHIBIT 10.3

                  for a period longer than ninety (90) days after the date of the first meeting for which it was given. Every proxy shall be revocable at any time at the pleasure of the person executing it. A proxy must be in writing, signed by the person authorized to cast the vote for the Unit (as above described), name the person(s) voting by proxy and the person authorized to vote for such person(s). Each proxy shall contain the date, time and place of the meeting for which it is given and, shall set forth the matters on which the proxy holder may vote and the manner in which the vote is to be cast. Holders of proxies need not be Unit Owners. No proxy, limited or general, shall be used in the election of Board members, either in general elections or elections to fill vacancies caused by recall, resignation or otherwise except as may be otherwise provided by the Act.

                  Except as specifically otherwise provided, Unit Owners may not vote by general proxy, but may vote by limited proxies in the form adopted by the Division of Florida Land Sales, Condominiums and Mobile Homes of the Department of Business and Professional Regulation (the "Division"). Limited proxies and general proxies may be used to establish a quorum. Limited proxies must be used for votes taken to waive or reduce reserve; for votes taken to waive financial reporting requirements; for votes taken to amend the Condominium Documents; and any other matter for which the Act requires or permits a vote of the Unit Owners. No proxy, limited or general, may be used in the election of Board members. General proxies may be used for other matters for which limited proxies are not required, and may also be used in voting for nonsubstantive changes to items for which a limited proxy is required and given.

         3.7 Adjourned Meetings. If any proposed meeting cannot be organized because a quorum has not been attained, the members who are present, either in person or by proxy, may adjourn the meeting from time to time until a quorum is present, provided notice of the newly scheduled meeting is given in the manner required for the giving of notice of a meeting. Except as required above, proxies given for the adjourned meeting shall be valid for the newly scheduled meeting unless revoked for reasons other than the new date of the meeting.

         3.8 Order of Business. If a quorum has been attained, the order of business at annual members' meetings, and, if applicable, at other members' meetings, shall be:

                  (a)      Call to order by President;

                  (b) Appointment by the President of a chairman of the meeting (who need not be a member or a director);

                  (c)      Appointment of inspectors of election;

                  (d)      Election of Directors;

                  (e)      Proof of notice of the meeting or waiver of notice;

                  (f)      Reading of minutes;

EXHIBIT 10.3

                  (g)      Reports of officers;

                  (h)      Reports of committees;

                  (i)      Unfinished business;

                  (j)      New business;

                  (k)      Adjournment.

         Such order may be waived in whole or in part by direction of the chairman.

         3.9 Minutes of Meeting. The minutes of all meetings of Unit Owners shall be kept in a book available for inspection by Unit Owners or their authorized representatives and Board members at any reasonable time. The Association shall retain these minutes for a period of not less than seven (7) years.

         3.10 Action Without a Meeting. Anything to the contrary herein notwithstanding, to the extent lawful, any action required to be taken at any annual or special meeting of members, or any action which may be taken at any annual or special meeting of such members, may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the members (or persons authorized to cast the vote of any such members as elsewhere herein set forth) having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting of members at which a quorum of members (or authorized persons) entitled to vote thereon were present and voted. Within ten (10) days after obtaining such authorization by written consent, notice must be given to members who have not consented in writing. The notice shall fairly summarize the material features of the authorized action.

4.       Directors.

         4.1 Membership. The affairs of the Association shall be governed by a Board of not less than three (3) nor more than five (5) directors, the exact number to be determined in the first instance in the Articles, and, thereafter, except as provided herein, from time to time upon majority vote of the membership; provided, however, that the number of directors shall always be an odd number. During Developer control, Directors need not be Unit Owners; provided, however, upon turnover any Director shall be a Unit Owner.

         4.2 Election of Directors. The election of Directors shall be conducted in the following manner:

                  (a) Election of Directors shall be held at the annual members' meeting, except as provided herein to the contrary.

EXHIBIT 10.3

                  (b) Not less than sixty (60) days before a scheduled election, the Association shall mail or deliver, whether by separate Association mailing or included in another Association mailing or delivery including regularly published newsletters, to each Unit Owner entitled to vote, a first notice of the date of the election. Such first notice must contain the name and correct mailing address of the secretary of the Association or person designated by the secretary of the Association. Any Unit Owner or other eligible person desiring to be a candidate for the Board of Directors shall give written notice to the Secretary of the Association not less than forty (40) days before a scheduled election. Together with the written notice and agenda as set forth in Florida Statutes, Section 718.112(2)(d), the Association shall then mail or deliver a second notice of the election to all Unit Owners entitled to vote therein, together with a ballot which shall list all candidates. Upon request of a candidate the Association shall include an information sheet, no larger than 8 1/2 inches by 11 inches which must be furnished by the candidate not less than thirty-five
                           (35) days before the election, to be included with the mailing of the ballot, with the costs of mailing or delivery and copying to be borne by the Association. However, the Association has no liability for the contents of information sheets prepared by candidates. In order to reduce costs, the Association may print or duplicate the information sheets on both sides of the paper.

                  (c) The election shall be by written ballot or voting machine, and by a plurality of the votes cast, each person being entitled to cast his vote for each of as many nominees as there are vacancies to be filled. There shall be no cumulative voting. There shall be no quorum requirement or minimum number of votes necessary for election of the Board of Directors however at least 20% of the eligible voters must cast a ballot in order to have a valid election of members of the Board of Directors.

         4.3      Vacancies and Removal.

                  (a) Except as to vacancies resulting from removal of Directors by members, vacancies in the Board of Directors occurring between annual meetings of members shall be filled by the remaining Directors, provided that all vacancies in directorships to which Directors were appointed by the Developer pursuant to the provisions of paragraph 4.16 hereof shall be filled by the Developer without the necessity of any meeting.

                  (b) Any Director elected by the members (other than the Developer) may be removed by concurrence of a majority of the votes of all the voting interests at a special meeting of members called for that purpose, which meeting may be called by 10% of the voting interests, giving notice of the meeting as required for a meeting of Unit Owners, and stating the purpose of the meeting, or by written agreement signed by a majority of the Owners of all Units.

EXHIBIT 10.3

                           If the recall is approved by a majority of all voting interests by a vote at a meeting, the recall will be effective as provided herein. The Board shall duly notice and hold a Board meeting within five (5) full business days of the adjournment of the Unit Owner meeting to recall one or more Board members. At the meeting, the Board shall either certify the recall, in which case such member or members shall be recalled effective immediately and shall turn over to the Board within five (5) full business days any and all records and property of the Association in their possession, or shall proceed as set forth below regarding procedures where the Board has not certified the recall.

                           If the proposed recall is by an agreement in writing by a majority of all voting interests, the agreement in writing or a copy thereof shall be served on the Association by certified mail or by personal service in the manner authorized by Chapter 48 of the Act and the Florida Rules of Civil Procedure. The Board of Directors shall duly notice and hold a meeting of the Board within five (5) full business days after receipt of the agreement in writing. At the meeting, the Board shall either certify the written agreement to recall a member or members of the Board, in which case such member or members shall be recalled effective immediately and shall turn over to the Board within five (5) full business days any and all records and property of the Association in their possession, or proceed as described below.

                           If the Board determines not to certify the written agreement to recall a member or members of the Board, or does not certify the recall by a vote at a meeting, the Board shall, within five (5) full business days after the meeting, file with the Division a petition for arbitration pursuant to the procedures in Florida Statutes, Section 718.1255. For the purposes of this section, the Unit Owners who voted at the meeting or who executed the agreement in writing shall constitute one party under the petition for arbitration. If the arbitrator certifies the recall as to any member or members of the Board, the recall will be effective upon mailing of the final order of arbitration to the Association. If the Association fails to comply with the order of the arbitrator, the Division may take action pursuant to Florida Statutes, Section 718.501. Any member or members so recalled shall deliver to the Board any and all records of the Association in their possession within five (5) full business days of the effective date of the recall.

                           If the Board fails to duly notice and hold a Board meeting within five (5) full business days of service of an agreement in writing or within five (5) full business days of the adjournment of the Unit Owner recall meeting, the recall shall be deemed effective and the Board members so recalled shall immediately turn over to the Board any and all records and property of the Association.

EXHIBIT 10.3

                           If a vacancy occurs on the Board as a result of a recall and less than a majority of the Board members are removed, the vacancy may be filled by the affirmative vote of a majority of the remaining Directors, notwithstanding any provision to the contrary contained in Section 4 herein. If vacancies occur on the Board as a result of a recall and a majority or more of the Board members are removed, the vacancies shall be filled in accordance with procedural rules to be adopted by the Division.

                  (c) Anything to the contrary herein notwithstanding, until a majority of the Directors are elected by the members other than the Developer of the Condominium, neither the first Director of the Association, nor any Directors replacing them, nor any Directors named by the Developer, shall be subject to removal by members other than the Developer. The first Directors and Directors replacing them may be removed and replaced by the Developer without the necessity of any meeting.

                  (d) If the Association's failure to fill vacancies on the Board of Directors results in the inability to obtain a quorum of directors in accordance with these Bylaws, any Owner may apply to the Circuit Court within whose jurisdiction the Condominium lies for the appointment of a receiver to manage the affairs of the Association. At least thirty (30) days prior to applying to the Circuit Court, the Unit Owner shall mail to the Association and post in a conspicuous place on the Condominium Property a notice describing the intended action and giving the Association an opportunity to fill the vacancy(ies) in accordance with these Bylaws. If, during such time, the Association fails to fill the vacancy(ies), the Unit Owner may proceed with the petition. If a receiver is appointed, the Association shall be responsible for the salary of the receiver, court costs and attorneys' fees. The receiver shall have all powers and duties of a duly constituted Board of Directors, and shall serve until the Association fills the vacancy(ies) on the Board sufficient to constitute a quorum in accordance with these Bylaws.

         4.4 Term. Except as provided herein to the contrary, the term of each Director's service shall extend until the next annual meeting of the members and subsequently until his successor is duly elected and has taken office, or until he is removed in the manner elsewhere provided.

         4.5 Organizational Meeting. The organizational meeting of newly-elected or appointed Directors shall be held within ten
                  (10) days of their election or appointment at such place and time as shall be fixed by the Directors at the meeting at which they were elected or appointed, and no further notice to the Board of the organizational meeting shall be necessary; provided, however, in the event the organizational meeting shall follow the annual meeting in which the Directors were newly elected or appointed, the notice of the annual meeting shall

EXHIBIT 10.3

                  serve as notice of the organizational meeting if said notice properly provided for the organizational meeting to be held at that time.

         4.6 Regular Meetings. Regular meetings of the Board of Directors may be held at such time and place as shall be determined, from time to time, by majority of the Directors. Notice of regular meetings which specifically incorporates an identification of agenda items shall be given to each Director, personally or by mail, telephone or telegraph, and shall be transmitted at least forty-eight (48) hours prior to the meeting. Regular meetings of the Board of Directors shall be open to all Unit Owners and notice of such meetings, which notice shall specifically incorporate an identification of agenda items, shall be posted conspicuously on the Condominium Property at least forty-eight (48) continuous hours in advance for the attention of the members of the Association, except in the event of an emergency, and Unit Owners shall have a reasonable right to attend and the right to speak with reference to all designated agenda items. The Board may adopt reasonable rules governing the frequency, duration and manner of Unit Owner statements. Unit Owners may tape record or videotape meetings of the Board. Directors may not vote by proxy or secret ballot at Board meetings. A vote or abstention of each Director present shall be recorded in the minutes.

                  A Director who is present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action taken, unless that Director votes against such action or abstains from voting in respect thereto, because of an asserted conflict of interest.

         4.7 Special Meetings. Special meetings of the Directors may be called by the President, and must be called by the President or Secretary at the written request of one-third (1/3) of the Directors. For so long as the Developer is in control of the Association, special meetings of the Directors may be called by the Developer. Notice of the meeting shall be given personally or by mail, telephone or telegraph, which notice shall state the time, place and purpose of the meeting, and shall be transmitted not less than forty-eight (48) hours prior to the meeting. Special meetings of the Board of Directors shall be open to all Unit Owners, and notice of such meetings, which notice shall specifically incorporate an identification of agenda items, shall be posted conspicuously on the Condominium Property at least forty-eight (48) continuous hours in advance for the attention of the members of the Association except in the event of an emergency, and Unit Owners shall have a reasonable right to participate. The Board may adopt reasonable rules governing the frequency, duration and manner of Unit Owner statements. Unit Owners may tape record or videotape meetings of the Board. Directors may not vote by proxy or secret ballot at Board Meetings. A vote or abstention for each Director present shall be recorded in the Minutes.


                  Notwithstanding the foregoing, written notice of any meeting at which nonemergency special assessments, or at which amendment to rules regarding Unit use will be considered shall be mailed or delivered to the Unit Owners and

EXHIBIT 10.3

                  posted conspicuously on the Condominium Property not less than fourteen (14) days prior to the meeting.

         4.8 Waiver of Notice. Any Director may waive notice of a meeting before or after the meeting and that waiver shall be deemed equivalent to the due receipt by said Director of notice. Attendance by any Director at a meeting, except when his attendance is for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called, shall be deemed equivalent to the due receipt by said Director of notice.

         4.9 Quorum. A quorum of Directors' meetings shall consist of a majority of the entire Board of Directors. The acts approved by a majority of those present at a meeting at which a quorum is present shall constitute the acts of the Board of Directors, except when approval by a greater number of Directors is specifically required by the Declaration, the Articles or these Bylaws.

                  Meetings of the Board of Directors and any committee thereof at which a quorum of the members of that committee are present shall be open to all Unit Owners. The right to attend such meetings includes the right to speak with reference to all designated agenda items, provided, however, the Association may adopt reasonable rules governing the frequency, duration and manner of Unit Owner statements. Unit Owners shall have the right to tape record or videotape the meetings of the Board of Directors, subject to reasonable rules adopted by the Division.

         4.10 Adjourned Meetings. If, at any proposed meeting of the Board of Directors, there is less than a quorum present, the majority of those present may adjourn the meeting from time to time until a quorum is present, provided notice of such newly scheduled meeting is given as required hereunder. At any newly scheduled meeting, any business that might have been transacted at the meeting as originally called may be transacted.

         4.11 Joinder in Meeting by Approval of Minutes. The joinder of a Director in the action of a meeting by signing and concurring in the minutes of that meeting shall constitute the approval of that Director of the business conducted at the meeting, but such joinder shall not allow the applicable Director to be counted as being present for purposes of quorum.

         4.12 Presiding Office. The presiding officer at the Directors' meetings shall be the President (who may, however, designate any other person to preside).

         4.13 Order of Business. If a quorum has been attained, the order of business at Directors' meetings shall be:

                  (a)      Election of Chairman;

                  (b)      Roll Call;

EXHIBIT 10.3

                  (c)      Proof of due notice of meeting;

                  (d)      Reading and disposal of any unapproved minutes;

                  (e)      Reports of officers and committees;

                  (f)      Election of Inspectors of Election;

                  (g)      Election of officers;

                  (h)      Unfinished business;

                  (i)      New Business;

                  (j)      Adjournment.

                  Such order may be waived in whole or in part by direction of the presiding officer.

         4.14 Minutes of Meetings. The minutes of all meetings of the Board of Directors shall be kept in a book available for inspection by Unit Owners, or their authorized representatives, and Board members at any reasonable time. The Association shall retain minutes of all meetings of the Board of Directors for a period of not less than seven (7) years.

         4.15 Executive Committee; Other Committees. The Board of Directors may, by resolution duly adopted, appoint an Executive Committee to consist of three (3) or more members of the Board of Directors. Such Executive Committee shall have and may exercise all of the powers of the Board of Directors in management of the business and affairs of the Condominium during the period between the meetings of the Board of Directors insofar as may be permitted by law, except that the Executive Committee shall not have power to (a) determine the Common Expenses required for the affairs of the Condominium,
                  (b) determine the Assessments payable by the Unit Owners to meet the Common Expenses of the Condominium, (c) adopt or amend any rules and regulations covering the details of the operation and use of the Condominium Property, or (d) exercise any of the powers set forth in paragraphs (f), (g), (h), (n) and (o) of Section 5 below.

                  The Board may by resolution also create other committees and appoint persons to such committees and vest in such committees such powers and responsibilities as the Board shall deem advisable. Such other committees shall have and may exercise all of the powers of the Board of Directors in management of the business and affairs of the Condominium during the period between the meetings of the Board of Directors insofar as may be permitted by law, except that such other committees shall not have power to (a) determine the Common Expenses required for the affairs of the Condominium, (b) determine the Assessments payable by the Unit Owners to meet the Common Expenses of the Condominium, (c) adopt or amend any rules and regulations covering the details of the operation

EXHIBIT 10.3

                  and use of the Condominium Property, or (d) exercise any of the powers set forth in paragraphs (f), (g), (h), (n) and (o) of Section 5 below.

                  Meetings of any committee of the Board at which a quorum of the members of that committee are present shall be open to all Unit Owners. Written notice, which notice shall specifically incorporate an identification of agenda items, of all committee meetings shall be posted conspicuously on the Condominium Property at least forty-eight (48) continuous hours preceding the meeting, except in an emergency.

         4.16 Proviso. Notwithstanding anything to the contrary contained in this Section 4 or otherwise, the Board shall consist of three directors during the period that the Developer is entitled to appoint a majority of the Directors, as hereinafter provided. The Developer shall have the right to appoint all of the members of the Board of Directors until Unit Owners other than the Developer own 15% or more of the Units that will be operated ultimately by the Association. When Unit Owners other than the Developer own 15% or more of the Units that will be operated ultimately by the Association, the Unit Owners other than the Developer shall be entitled to elect not less than one-third (1/3) of the members of the Board of Directors. Upon the election of such director(s), the Developer shall forward to the Division of Florida Land Sales and Condominiums the name and mailing address of the director(s) elected. Unit Owners other than the Developer are entitled to elect not less than a majority of the members of the Board of Directors (a) three years after 50% of the Units that will be operated ultimately by the Association have been conveyed to purchasers; (b) three months after 90% of the Units that will be operated ultimately by the Association have been conveyed to the purchasers; (c) when all of the Units that will be operated ultimately by the Association have been completed, some of them have been conveyed to purchasers, and none of the others are being offered for sale by the Developer in the ordinary course of business; (d) when some of the Units have been conveyed to purchasers, and none of the others are being constructed or offered for sale by the Developer in the ordinary course of business, or (e) seven (7) years after recordation of the Declaration of Condominium in the public records, whichever occurs first. The Developer is entitled (but not obligated) to elect at least one (1) member of the Board of Directors as long as the Developer holds for sale in the ordinary course of business at least 5% of the Units in the Condominium that ultimately will be operated by the Association. Following the time the Developer relinquishes control of the Association, the Developer may exercise the right to vote any Developer-owned Units in the same manner as any other Unit Owners except for purposes of reacquiring control of the Association or selecting the majority of members of the Board of Directors.


                  The Developer can turn over control of the Association to Unit Owners other than the Developer prior to such dates in its sole discretion by causing all of its appointed Directors to resign, whereupon it shall be the affirmative obligation of Unit Owners other than the Developer to elect Directors and assume control of the

EXHIBIT 10.3

                  Association. Provided at least thirty (30) days' notice of Developer's decision to cause its appointees to resign is given to Unit Owners, neither the Developer, nor such appointees, shall be liable in any manner in connection with such resignations even if the Unit Owners other than the Developer refuse or fail to assume control.

                  Within seventy-five (75) days after the Unit Owners other than the Developer are entitled to elect a member or members of the Board of Directors or sooner if the Developer has elected to accelerate such event as aforesaid, the Association shall call, and give not less than sixty (60) days' notice of a meeting of the Unit Owners to elect such member or members of the Board of Directors. The election shall proceed as herein before provided for the election of Directors in paragraph 4.2 hereof. The meeting may be called and the notice given by any Unit Owner if the Association fails to do so.

                  Within a reasonable time after Unit Owners other than the Developer elect a majority of the members of the Board of Directors of the Association (but not more than ninety (90) days after such event), the Developer shall relinquish control of the Association and shall deliver to the Association all property of the Unit Owners and of the Association held or controlled by the Developer, including, but not limited to, the following items, if applicable:

                  (a) The original or a photocopy of the recorded Declaration of Condominium, and all amendments thereto. If a photocopy is provided, the Developer must certify by affidavit that it is a complete copy of the actual recorded Declaration.

                  (b) A certified copy of the Articles of Incorporation of the Association.

                  (c)      A copy of the Bylaws of the Association.

                  (d) The minute books, including all minutes, and other books and records of the Association.

                  (e) Any rules and regulations which have been promulgated.

                  (f) Resignations of resigning officers and Board members who were appointed by the Developer.

                  (g) The financial records, including financial statements of the Association, and source documents from the incorporation of the Association through the date of turnover. The records shall be audited for the period from the incorporation of the Association or from the period covered by the last audit, if an audit has been performed for each fiscal year since incorporation, by an independent certified public accountant. All financial statements shall be prepared in accordance with generally

EXHIBIT 10.3

                           accepted accounting principles and shall be audited in accordance with generally accepted auditing standards, as prescribed by the Florida Board of Accountancy, pursuant to Chapter 473 of the Florida Statutes. The accountant performing the audit shall examine to the extent necessary supporting documents and records, including the cash disbursements and related paid invoices to determine if expenditures were for Association purposes and the billings, cash receipts, and related records to determine that the Developer was charged and paid the proper amounts of assessments.

                  (h)      Association funds or the control thereof.

                  (i) All tangible personal property that is the property of the Association which is or was represented by the Developer to be part of the Common Elements or is ostensibly part of the Common Elements, and an inventory of such property.

                  (j) A copy of the plans and specifications utilized in the construction or remodeling of Improvements and the supplying of equipment and for the construction and installation of all mechanical components servicing the Improvements and the Condominium Property, with a Certificate, in affidavit form, of an officer of the Developer or an architect or engineer authorized to practice in Florida, that such plans and specifications represent, to the best of their knowledge and belief, the actual plans and specifications utilized in the construction and improvement of the Condominium Property and the construction and installation of the mechanical components serving the Improvements and the Condominium Property.

                  (k) A list of the names and addresses, of which the Developer had knowledge at any time in the development of the Condominium, of all contractors, subcontractors, and suppliers utilized in the construction or remodeling of the improvements and in the landscaping of the Condominium or Association property.

                  (l)      Insurance policies.

                  (m) Copies of all Certificates of Occupancy which may have been issued for the Condominium Property.

                  (n) Any other permits issued by governmental bodies applicable to the Condominium Property in force or issued within one (1) year prior to the date the Unit Owners take control of the Association.

                  (o)      All written warranties of contractors,
                           subcontractors, suppliers and manufacturers, if any, that are still effective.

                  (p) A roster of Unit Owners and their addresses and telephone numbers, if known, as shown on the Developer's records.

EXHIBIT 10.3

                  (q) Leases of the Common Elements and other Leases to which the Association is a party, if applicable.

                  (r) Employment contracts or service contracts in which the Association is one of the contracting parties, or service contracts in which the Association or Unit Owners have an obligation or responsibility directly or indirectly, to pay some or all of the fee or charge of the person or persons performing the service.

                  (s) All other contracts to which the Association is a party.

5. Powers and Duties. The Board of Directors shall have the powers and duties granted to it by law, the Declaration, the Act, the Articles, and these Bylaws necessary for the administration of the affairs of the Condominium and may take all acts, through the proper officers of the Association, in executing such powers, except such acts which by law, the Declaration, the Articles or these Bylaws may not be delegated to the Board of Directors by the Unit Owners. Such powers and duties of the Board of Directors shall include, without limitation (except as limited elsewhere herein), the following:

                  (a)      Operating and maintaining the Common Elements.

                  (b) Determining the expenses required for the operation of the Condominium and the Association.

                  (c) Employing and dismissing the personnel necessary for the maintenance and operation of the Common Elements.

                  (d) Adopting and amending rules and regulations concerning the details of the operation and use of the Units and the Condominium Property, subject to a right of the Unit Owners to overrule the Board as provided in Section 13 hereof.

                  (e) Maintaining bank accounts on behalf of the Association and designating the signatory or signatories required therefor.

                  (f) Purchasing, leasing or otherwise acquiring Units or other property in the name of the Association, or its designee.

                  (g) Purchasing Units at foreclosure or other judicial sales, in the name of the Association, or its designee.


                  (h) Selling, leasing, mortgaging or otherwise dealing with Units acquired, and subleasing Units leased, by the Association, or its designee.

                  (i) Organizing corporations and appointing persons to act as designees of the Association in acquiring title to or leasing Units or other property.

EXHIBIT 10.3

                  (j) Obtaining and reviewing insurance for the Condominium Property.

                  (k) Making repairs, additions and improvements to, or alterations of, Condominium Property, and repairs to and restoration of the Condominium Property, in accordance with the provisions of the Declaration after damage or destruction by fire or other casualty, or as a result of condemnation or eminent domain proceedings or otherwise.

                  (l) Enforcing obligations of the Unit Owners, allocating profits and expenses and taking such other actions as shall be deemed necessary and proper for the sound management of the Condominium.

                  (m) Levying reasonable fines against appropriate Unit Owners for violations by the Unit Owners, their occupants, licensees or invitees of the Declaration, these Bylaws, or the rules and regulations established by the Association. No fine shall exceed the highest amount permitted under the Act (as it may be amended from time to time). However, a fine may be levied on the basis of each day of a continuing violation, provided that the maximum fine shall not exceed the aggregate maximum permitted under the Act (as it may be amended from time to time). No fine shall be levied except after giving reasonable notice and opportunity for a hearing to the affected Unit Owner and, if applicable, his tenant, licensee or invitee. No fine shall become a lien upon a Unit, unless permitted by the Act (as it may be amended from time to time).

                  (n) Purchasing or leasing Units for use by resident superintendents and other similar persons.

                  (o) Borrowing money on behalf of the Condominium when required in connection with the operation, care, upkeep and maintenance of the Common Elements or the acquisition of property, and granting mortgages on and/or security interests in Association owned property; provided, however, that the consent of the Owners of at least 75% of the Units represented at a meeting at which a quorum has been attained in accordance with the provisions of these Bylaws shall be required for the borrowing of any sum which would cause the total outstanding indebtedness of the Association to exceed $10,000.00. If any sum borrowed by the Board of Directors on behalf of the Condominium pursuant to the authority contained in this subparagraph (o) is not repaid by the Association, a Unit Owner who pays to the creditor such portion thereof as his interest in his Common Elements bears to the interest of all of the Unit Owners in the Common Elements shall be entitled to obtain from the creditor a release of any judgment or other lien which said creditor shall have filed or shall have the right to file against, or which will affect, such Unit Owner's Unit; provided always, however, the Association shall take no action authorized in this paragraph without the prior written consent of the Developer as long as the Developer owns any Unit.

EXHIBIT 10.3

                  (p) Contracting for the management and maintenance of the Condominium Property and authorizing a management agent (who may be an affiliate of the Developer) to assist the Association in carrying out its powers and duties by performing such functions as the submission of proposals, collection of Assessments, preparation of records, enforcement of rules and maintenance, repair, and replacement of the Common Elements with such funds as shall be made available by the Association for such purposes. The Association and its officers shall, however, retain at all times the powers and duties granted by the Condominium documents and the Act, including, but not limited to, the making of Assessments, promulgation of rules and execution of contracts on behalf of the Association.

                           Notwithstanding the foregoing, in the event that a lawsuit is to be brought against the Developer for any reason whatsoever, ninety percent (90%) of the membership must agree, at a meeting duly called for such purpose, prior to institution of any such litigation.

                  (q) At its discretion, authorizing Unit Owners or other persons to use portions of the Common Elements for private parties and gatherings and imposing reasonable charges for such private use (to the extent permitted by the Act).

                  (r) Exercising (i) all powers specifically set forth in the Declaration, the Articles, these Bylaws and in the Act, (ii) all powers incidental thereto, and
                           (iii) all other powers of a Florida corporation not for profit.

                  (s) Contracting with and creating or joining in the creation of special taxing districts, joint councils and the like.

                  (t) Acquiring and conveying Common Elements for the purposes of providing utility easements, right-of-way expansion or other public purpose whether negotiated or as part of the eminent domain procedure which authority can be exercised by the Board of Directors without approval of the Unit Owners.

6.       Officers.

         6.1 Executive Officers. The initial executive officers of the Association shall be a President, a Vice-President, a Treasurer and a Secretary (none of whom need be Directors or Unit Owners), all of whom shall be elected by the Board of Directors (which may create and fill other offices as provided herein) and who may be peremptorily removed at any meeting by concurrence of a majority of all the Directors. A person may hold more than one office, except that the President may not also be the Secretary. No person shall sign an instrument or perform an act in a capacity of more than one office. The Board of Directors from time to time shall

EXHIBIT 10.3

                  elect such other officers and designate their powers and duties as the Board shall deem necessary or appropriate to manage the affairs of the Association.

         6.2 President. The President shall be the chief executive officer of the Association. He shall have all of the powers and duties that are usually vested in the office of president of an association.

         6.3 Vice-President. The Vice-President shall exercise the powers and perform the duties of the President in the absence or disability of the President. He also shall assist the President and exercise such other powers and perform such other duties as are incident to the office of the vice president of an association and as may be required by the Directors or the President.

         6.4 Secretary. The Secretary shall keep the minutes of all proceedings of the Directors and the members. He shall attend to the giving of all notices to the members and Directors and other notices required by law. He shall have custody of the seal of the Association and shall affix it to instruments requiring the seal when duly signed. He shall keep the records of the Association, except those of the Treasurer, and shall perform all other duties incident to the office of the secretary of an association and as may be required by the Directors or the President.

         6.5 Treasurer. The Treasurer shall have custody of all property of the Association, including funds, securities and evidences of indebtedness. He shall keep books of account for the Association in accordance with good accounting practices, which, together with substantiating papers, shall be made available to the Board of Directors for examination at reasonable times. He shall submit a treasurer's report to the Board of Directors at reasonable intervals and shall perform all other duties incident to the office of treasurer and as may be required by the Directors or the President. All monies and other valuable effects shall be kept for the benefit of the Association in such depositories as may be designated by a majority of the Board of Directors.

         6.6 Additional Offices. The Board of Directors may create additional offices from time to time and appoint persons to fill such offices, subject to removal at the discretion of the Board.

         6.7 Developer Appointees. No officer appointed by the Directors designated by the Developer may be removed except as provided in subsection 4.16 hereof and by law.

7. Compensation. Neither Directors nor officers shall receive compensation for their services as such, but this provision shall not preclude the Board of Directors from employing a Director or officer as an employee of the Association, nor preclude contracting with a Director or officer for the management of the Condominium or for any other service to be supplied by such Director or officer. Directors and officers shall be

EXHIBIT 10.3

         compensated for all actual and proper out-of-pocket expenses relating to the proper discharge of their respective duties.

8. Resignations. Any Director or officer may resign his post at any time by written resignation, delivered to the President or Secretary, which shall take effect upon its receipt unless a later date is specified in the resignation, in which event the resignation shall be effective from such date unless withdrawn. The acceptance of a resignation shall not be required to make it effective. The conveyance of all Units owned by any Director or officer (other than appointees of the Developer or officers who were not Unit Owners) shall constitute a written resignation of such Director or officer.

9. Fiscal Management. The provisions for fiscal management of the Association set forth in the Declaration and Articles shall be supplemented by the following provisions:

         9.1      Budget.

                  (a) Adoption by Board; Items. The Board of Directors shall from time to time, and at least annually, prepare a budget for the Condominium (which shall detail all accounts and items of expense and contain at least all items set forth in Section 718.504(20) of the Act, if applicable), determine the amount of Assessments payable by the Unit Owners to meet the expenses of such Condominium and allocate and assess such expenses among the Unit Owners in accordance with the provisions of the Declaration. In addition to annual operating expenses, the budget shall include reserve accounts for capital expenditures and deferred maintenance (to the extent required by law). These accounts shall include, but not be limited to, roof replacement, building painting, and pavement resurfacing. The amount of reserves shall be computed by means of a formula which is based upon the estimated remaining useful life and the estimated replacement cost of each reserve item. However, prior to turnover of control of the Association by the Developer pursuant to Section 718.301 of the Act, the Developer may vote to waive the reserves for the first two years of the operation of the Association, after which time reserves may only be waived or reduced upon the vote of a majority of all nondeveloper voting interests voting in person or by limited proxy at a duly called meeting of the Association. If a meeting of Unit Owners has been called to determine to provide no reserves or reserves less adequate than required, and such result is not attained or a quorum is not attained, the reserves, as included in the budget, shall go into effect. Reserve funds and any interest accruing thereon shall remain in the reserve account or accounts and shall be used only for authorized reserve expenditures, unless their use for other purposes is approved in advance by a vote of the majority of the voting interest voting in person or by limited proxy at a duly called meeting of the Association.

                  The adoption of a budget for the Condominium shall comply with the requirements hereinafter set forth:

EXHIBIT 10.3

                  (i) Notice of Meeting. A copy of the proposed budget of Common Expenses shall be mailed to each Unit Owner not less than fourteen (14) days prior to the meeting of the Board of Directors at which the budget will be considered, together with a notice of that meeting indicating the time and place of such meeting. The meeting shall be open to the Unit Owners, and the Unit Owners shall have a reasonable right to participate with reference to all agenda items. The Board may adopt reasonable rules governing the frequency, duration and manner of Unit Owners statements.

                  (ii) Special Membership Meeting. If a budget is adopted by the Board of Directors which requires Assessments against such Unit Owners in any fiscal or calendar year exceeding 115% of such Assessments for the preceding year, as hereinafter defined, upon written application of 10% of the Unit Owners, a special meeting of the Unit Owners shall be held within thirty (30) days of delivery of such application to the Board of Directors. Each Unit Owner shall be given at least ten (10) days written notice of said meeting. At the special meeting, Unit Owners shall consider and adopt a budget. The adoption of said budget shall require a vote of Owners of not less than a majority of all the voting interests of Units (including Units owned by the Developer). If a meeting of the Unit Owners has been called as aforesaid and a quorum is not obtained or a substitute budget has not been adopted by the Unit Owners, the budget adopted by the Board of Directors shall go into effect as scheduled.

                  (iii) Determination of Budget Amount. In determining whether a budget requires Assessments against Unit Owners in any year exceeding 115% of Assessments for the preceding year, there shall be excluded in the computations any authorized provisions for reasonable reserves made by the Board of Directors in respect of repair or replacement of the Condominium Property or in respect of anticipated expenses of the Association which are not anticipated to be incurred on a regular or annual basis, and there shall be excluded further from such computation Assessments for improvements to the Condominium Property.


                  (iv) Provisio. As long as the Developer is in control of the Board of Directors of the Association, the Board shall not impose Assessments for any year greater than 115% of the prior years Assessments, as herein defined, without the approval of a majority of Unit Owners other than the Developer.

EXHIBIT 10.3

                  (b) Adoption by Membership. In the event that the Board of Directors shall be unable to adopt a budget for a fiscal year in accordance with the requirements of subsection 9.1 (a) above, the Board of Directors may call a special meeting of Unit Owners for the purpose of considering and adopting such budget, which meeting shall be called and held in the manner provided for such special meetings in said subsection, or propose a budget in writing to the members, and if such budget is adopted by the members, upon ratification by a majority of the Board of Directors, it shall become the budget for such year.

         9.2 Assessments. Assessments against Unit Owners for their share of the items of the budget shall be made for the applicable fiscal year annually at least twenty (20) days preceding the year for which the Assessments are made. Such Assessments shall be due in equal installments, payable in advance on the first day of each month (or each quarter at the election of the Board) of the year for which the Assessments are made. If annual Assessments are not made as required, Assessments shall be presumed to have been made in the amount of the last prior Assessments, and monthly (or quarterly) installments on such Assessments shall be due upon each installment payment date until changed by amended Assessments. In the event the annual Assessments prove to be insufficient, the budget and Assessments may be amended at any time by the Board of Directors, subject to the provisions of subsection 9.1 hereof, if applicable. Unpaid Assessments for the remaining portion of the fiscal year for which amended Assessments are made shall be payable in as many equal installments as there are full months (or quarters) of the fiscal year left as of the date of such amended Assessments, each such monthly (or quarterly) installment to be paid on the first day of the month (or quarter), commencing the first day of the next ensuing month (or quarter). If only a partial month (or quarter) remains, the amended Assessments shall be paid with the next regular installment in the following year, unless otherwise directed by the Board in its resolution.

         9.3 Assessments for Emergencies. Assessments for Common Expenses for emergencies, as determined by the Board of Directors, that cannot be paid from the annual Assessments for Common Expenses shall be due only after ten (10) days' notice is given to the Unit Owners concerned, and shall be paid in such manner as the Board of Directors of the Association may require in the notice of such Assessments.

         9.4 Late Assessments. Assessments not paid within ten (10) days from the date due may bear interest from the date when due until paid at the then highest rate allowed by law. Additionally, the failure to pay any assessment within ten
                  (10) days from the date due shall entitle the Association to levy a late charge against the defaulting Unit Owner, in such amount as the Board may determine from time to time; provided, however, such late charge shall not exceed the maximum amount allowed under the Act (as amended from time to time).

EXHIBIT 10.3

         9.5 Depository. The depository of the Association shall be such bank or banks or financial institutions in the State federally regulated and insured as shall be designated from time to time by the Directors and in which the monies of the Association shall be deposited. Withdrawal of monies from those accounts shall be made only by checks signed by such person or persons as are authorized by the Directors. All sums collected by the Association from Assessments or contributions to working capital or otherwise shall be maintained separately in the Association's name. In addition, reserve funds shall be maintained separately from operating funds in separate accounts and shall not be commingled. No manager or business entity required to be licensed or registered under Florida Statutes, Section 468.432, and no agent, employee, officer, or director of the Association shall commingle Association funds with his, her or its own funds or another Association or entity's funds.

         9.6 Acceleration of Installments Upon Default. As an additional right and remedy of the Association, if a Unit Owner shall be in default in the payment of an installment of his Assessments after thirty (30) days prior written notice to the applicable Unit Owner, the Board of Directors or its agent may accelerate the Assessments due for the remainder of the quarter, and thereafter, if a claim of lien has been filed, the Assessments shall be accelerated for the balance of the budget year. The unpaid balance of the Assessments for the balance of the accelerated period shall be due and payable on the date the claim of lien has been filed, but not less than five (5) days after delivery of the notice to the Unit Owner, or not less than ten (10) days after the mailing of such notice to him by certified mail, whichever shall first occur.

         9.7 Enforcement of Assessments. In the event an assessment is not paid within ten (10) days of the date same shall be due and payable, the Association, through the Board of Directors, may proceed to enforce and collect said assessments from the delinquent Unit Owner in any manner provided for by the Condominium Act, the Declaration of Condominium and these Bylaws. Each Unit Owner shall be individually responsible for the payment of assessments against his Unit and for the payment of reasonable attorneys' fees and costs incurred by the Association in the collection of sums due and enforcement of any lien held by the Association.

         9.8 Fidelity Bonds. Fidelity bonds shall be required by the Board of Directors for all persons handling or responsible for Association funds in such amount as shall be determined by a majority of the Board provided that such amount is not less than that required by the Act. The premiums on the amount of the bonds shall be paid by the Association as a Common Expense.

         9.9 Accounting Records and Reports. The Association shall maintain accounting records within the State of Florida, according to accounting practices normally used by similar associations. The records shall be open to inspection by Unit Owners or their authorized representatives at reasonable times and written summaries of them shall be supplied at least annually. Such records shall also be open to inspection by holders, insurers, and guarantors of first mortgages that are

EXHIBIT 10.3

                  secured by Units in the Condominium Property. The records shall include, but not be limited to, (a) a record of all receipts and expenditures, and (b) an account for each Unit designating the name and current mailing address of the Unit Owner, the amount of Assessments, the dates and amounts in which the Assessments come due, the amount paid upon the account and the dates so paid, and the balance due. Written summaries of the records described in clause (a) above, in the form and manner specified below, shall be supplied to each Unit Owner annually.

                  No later than February 28 of the year following the end of a fiscal year, the Board shall mail, or furnish by personal delivery, to each Unit Owner a complete financial report of actual receipts and expenditures for the previous twelve (12) months (i.e., the last completed fiscal year) or a complete set of financial statements for the preceding fiscal year prepared in accordance with generally accepted accounting principles. The report shall show the amount of receipts by accounts and receipt classifications and shall show the amount of expenses by accounts and expense classifications, including, if applicable, but not limited to, the following:

                  (a)      Cost for security;

                  (b)      Professional and management fees and expenses;

                  (c)      Taxes;

                  (d)      Cost for recreation facilities;

                  (e)      Expenses for refuse collection and utility services;

                  (f)      Expense for lawn care;

                  (g)      Cost for building maintenance and repair;

                  (h)      Insurance costs;

                  (i)      Administrative and salary expenses; and

                  (j) Reserves for capital expenditures, deferred maintenance, and any other category for which the Association maintains a reserve account or accounts.

         9.10 Application of Payment. All payments made by a Unit Owner shall be applied as provided in these Bylaws and in the Declaration or as otherwise determined by the Board.

         9.11 Notice of Meetings. Notice of any meeting where Assessments against Unit Owners are to be considered for any reason shall specifically contain a statement that Assessments will be considered and the nature of any such Assessments.

EXHIBIT 10.3

         9.12 Limitation. To the extent permitted by the Act, the Developer shall not be liable for the payment of any Assessments applicable to Units it owns which relate in any way to the payment of legal or other fees to persons or entities engaged for the purpose of suing, or making, preparing or investigating possible claims against, the Developer.

10. Roster of Unit Owners. Each Unit Owner shall file with the Association a copy of the deed and closing statement or other document showing his ownership. The Association shall maintain such information. The Association may rely upon the accuracy of such information for all purposes until notified in writing of changes therein as provided above. Only Unit Owners of record on the date notice of any meeting requiring their vote is given shall be entitled to notice of and to vote at such meeting, unless prior to such meeting other Owners shall produce adequate evidence, as provided above, of their interest and shall waive in writing notice of such meeting.

11. Parliamentary Rules. Roberts' Rules of Order (latest edition) shall govern the conduct of the Association meetings when not in conflict with the Declaration, the Articles or these Bylaws.

12. Amendments. Except as in the Declaration provided otherwise, these Bylaws may be amended in the following manner:

         12.1 Notice. Notice of the subject matter of a proposed amendment shall be included in the notice of a meeting at which a proposed amendment is to be considered.

         12.2 Adoption. A resolution for the adoption of a proposed amendment may be proposed either by a majority of the Board of Directors or by not less than 1/3 of the members of the Association. Any proposed amendment to these Bylaws must be made by ballot or by limited proxy, delivered to the Secretary of the Association at or prior to the meeting. The approval must be:

                  (a) by not less than a majority of the votes of those members of the Association who are present or represented at a meeting at which a quorum has been attained and by not less than 66-2/3% of the entire Board of Directors; or

                  (b) after control of the Association has been turned over to Unit Owners other than the Developer, by not less than 66-2/3% of the votes of the members of the Association represented at a meeting at which a quorum has been attained; or

                  (c) by not less than 100% of the entire Board of Directors.

         12.3 Proviso. No amendment may be adopted which would eliminate, modify, prejudice, abridge or otherwise adversely affect any rights, benefits, privileges or priorities granted or reserved to the Developer or mortgagees of Units without the consent of said Developer and mortgagees in each instance. No amendment shall

EXHIBIT 10.3

                  be made that is in conflict with the Articles or Declaration. No amendment to this Section shall be valid.

         12.4 Execution and Recording. A copy of each amendment shall be attached to a certificate certifying that the amendment was duly adopted as an amendment of the Declaration and Bylaws, which certificate shall be executed by the President or Vice President and attested by the Secretary or Assistant Secretary of the Association with the formalities of a deed, or by the Developer alone if the amendment has been adopted consistent with the provisions of the Declaration allowing such action by the Developer. The amendment shall be effective when the certificate and a copy of the amendment is recorded in the Public Records of Broward County, Florida.

13. Rules and Regulations. Attached hereto as Schedule A and made a part hereof are initial rules and regulations concerning the use of portions of the Condominium. The Board of Directors may, from time to time, modify, amend or add to such rules and regulations, except that subsequent to the date control of the Board is turned over by the Developer to Unit Owners other than the Developer, Owners of a majority of the Units may overrule the Board with respect to any such modifications, amendments or additions. Copies of such modified, amended or additional rules and regulations shall be furnished by the Board of Directors to each affected Unit Owner not less than ten (10) days prior to the effective date thereof. At no time may any rule or regulation be adopted which would prejudice the rights reserved to the Developer.

14. Construction. Wherever the context so permits, the singular shall include the plural, the plural shall include the singular, and use of any gender shall be deemed to include all genders.

15. Captions. The captions herein are inserted only as a matter of convenience and for reference, and in no way define or limit the scope these Bylaws or the intent of any provision hereof.

16. Official Records. From the inception of the Association, the Association shall maintain a copy of each of the following, where applicable, which shall constitute the official records of the
         Association:

                  (a) The plans, permits, warranties, and other items provided by the Developer pursuant to Section 718.301(4) of the Act.

                  (b) A photocopy of the recorded Declaration of Condominium and all amendments thereto.

                  (c) A photocopy of the recorded Bylaws of the Association and all amendments thereto.

                  (d) A certified copy of the Articles of Incorporation of the Association or other documents creating the Association and all amendments thereto.

EXHIBIT 10.3

                  (e) A copy of the current Rules and Regulations of the Association.

                  (f) A book or books containing the minutes of all meetings of the Association, of the Board of Directors, and the Unit Owners, which minutes shall be retained for a period of not less than 7 years.

                  (g) A current roster of all Unit Owners, their mailing addresses, Unit identifications, voting certifications, and if known, telephone numbers.

                  (h) All current insurance policies of the Association and the Condominium.

                  (i) A current copy of any management agreement, lease, or other contract to which the Association is a party or under which the Association or the Unit Owners have an obligation or responsibility.

                  (j) Bills of sale or transfer for all property owned by the Association.

                  (k) Accounting records for the Association and the accounting records for the Condominium, according to good accounting practices. All accounting records shall be maintained for a period of not less than 7 years. The accounting records shall include, but not be limited to:

                           (i) Accurate, itemized, and detailed records for all receipts and expenditures.

                           (ii) A current account and a monthly, bimonthly or quarterly statement of the account for each Unit designating the name of the Unit Owner, the due date and amount of each Assessment, the amount paid upon the account, and the balance due.

                           (iii) All audits, reviews, accounting statements, and financial reports of the Association or Condominium.

                           (iv) All contracts for work to be performed. Bids for work to be performed shall also be considered official records and shall be maintained for a period of 1 year.

                  (l) Ballots, sign-in sheets, voting proxies and all other paper relating to voting by Unit Owners and elections, which shall be maintained for a period of one (1) year from the date of the election, vote or meeting to which the document relates.

                  (m) All rental records of the Association is acting as agent for the rental Units.

                  (n) A copy of the current question and answer sheet as described in Section 718.504 of the Act.

EXHIBIT 10.3

                  (o) All other records of the Association not specifically included in the foregoing which are related to the operation of the Association.

                  The official records of the Association shall be maintained in the County or at such other place as may be permitted by the Act (as amended from time to time).

                  The official records of the Association shall be open to inspection by any Association member or the authorized representative of such member or by holders, insurers, and guarantors of first mortgages that are secured by Units in the Condominium Property at all reasonable times in accordance with reasonable rules regarding the frequency, time, location, notice and manner of records inspections and copying adopted by the Association. Inspection may only take place at the building in which the records are located and said records shall not be removed from said location. Failure to permit inspection of the Association records as provided herein and in the Act entities any person prevailing in an enforcement action to recover reasonable attorneys' fees from the person in control of the records who, directly or indirectly, knowingly denies access to the records for inspection. The right to inspect the records includes the right to make or obtain copies, at the reasonable expense, if any, of the Association member.

17. Mandatory Nonbinding Arbitration. All disputes as defined in Florida Statutes, Section 718.1255, as amended from time to time, shall be arbitrated as follows:

                  (a) Prior to the institution of court litigation, the parties to a dispute shall petition the Division of Florida Land Sales, Condominiums and Mobile Homes of the Department of Business and Professional Regulation (the "Division") for nonbinding arbitration. Arbitration shall be conducted according to rules promulgated by the Division. The filing of a petition for arbitration shall toll the applicable statute of limitations.

                  (b) At the request of any party to the arbitration, such arbitrator shall issue subpoenas for the attendance of witnesses and the production of books, records, documents, and other evidence and any party on whose behalf a subpoena is issued may apply to the court for orders compelling such attendance and production. Subpoenas shall be served and shall be enforceable in the manner provided by the Florida Rules of Civil Procedure. Discovery may, in the discretion of the arbitrator, be permitted in the manner provided by the Florida Rules of Civil Procedure.

                  (c) The arbitration decisions shall be presented to the parties in writing. An arbitration decision shall be final if a complaint for a trial de novo is not filed within 30 days in a court of competent jurisdiction in which the condominium is located. The right to file for a trial de novo entitles the parties to file a complaint in the appropriate trial court for a judicial resolution of the dispute. The prevailing party may be awarded reasonable attorneys fees, the costs of the arbitration, or both, in an amount determined in the discretion of the arbitrator.

EXHIBIT 10.3

                  (d) The party who files a complaint for a trial de novo shall be assessed the other party's arbitration costs, court costs, and other reasonable costs, including attorneys' fees, investigation expenses, and expenses for expert or other testimony or evidence incurred after the arbitration hearing if the judgment upon the trial de novo is not more favorable than the arbitration decision. If the judgment is more favorable, the party who filed a complaint for trial de novo shall be awarded reasonable court costs and attorneys' fees.

                  (e) The decision of an arbitrator shall be final; however, such a decision shall not be deemed final agency action. Nothing in this provision shall be construed to foreclose parties from proceeding in a trial de novo. If such judicial proceedings are initiated, the final decision of the arbitrator shall be admissible in evidence in the trial de novo.

                  (f) Any party to an arbitration proceeding may enforce an arbitration award by filing a petition in a court of competent jurisdiction in which the Condominium is located. A petition may not be granted unless the time for appeal by filing a complaint for trial de novo has expired. If a complaint for a trial de novo has been filed, a petition may not be granted with respect to an arbitration award that has been stayed. If the petition is granted, the petitioner may recover reasonable attorney's fees and costs incurred in enforcing the arbitration award.

          The foregoing was adopted as the Bylaws of Fortune House - Fort Lauderdale Beach Condominium Association, Inc., a corporation not for profit under the laws of the State of Florida, on the _____ day of _______________ 2000.



__________________________________         _________________________________
Name:_____________________________         Name:____________________________
Title:   President                         Title:   Secretary

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